AEA Valuebuilder Variable Annuity NEA Valuebuilder Retirement Income Director Variable Annuity NEA Valuebuilder Variable Annuity Security Benefit Advisor Variable Annuity
Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated December 15, 2015
To Current Prospectus

Effective December 15, 2015, the names of the following underlying funds changed. The corresponding Subaccount also changed its name accordingly. All references to the former names in the current prospectus are hereby changed to reflect the new names.

Former Name	New Name
Wells Fargo Advantage Growth	Wells Fargo Growth
Wells Fargo Advantage Large Cap Core	Wells Fargo Large Cap Core
Wells Fargo Advantage Opportunity	Wells Fargo Opportunity
Wells Fargo Advantage Small Cap Value	Wells Fargo Small Cap Value

The information regarding the Wells Fargo funds in the table under the “Frequent Transfer Restrictions” section of the Prospectus is deleted and replaced with the following:

Subaccount	Transfer Block Restriction (# of Calendar Days)
Wells Fargo Growth, Wells Fargo Large Cap Core, Wells Fargo Opportunity, Wells Fargo Small Cap Value	30 days

Please Retain This Supplement For Future Reference